Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tengion, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy Bertram, DVM, PhD, Chief Scientific Officer and Executive Vice President of Science and Technology of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2011

/s/ Timothy Bertram, DVM, PhD
Timothy Bertram, DVM, PhD
President, Research and Development and Chief Scientific Officer
(Performing functions similar to a Principal Executive Officer)